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                                                                    EXHIBIT 99.2


     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the filing of the Annual Report on Form 10-K for the Year Ended December 31, 2002 (the "Report") by Capital Bancorp, Inc. ("Registrant"), the undersigned hereby certifies that:

         1. The Report fully complies with requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.


March 12, 2003


                                     /s/ Sally P. Kimble
                                     -------------------------------------------
                                     Sally P. Kimble, Executive Vice President
                                     And Chief Financial and Accounting Officer